o199 STKP2

                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF

                        FRANKLIN GLOBAL HEALTH CARE FUND
                             DATED SEPTEMBER 1, 1997

The prospectus is amended as follows:

I. The section "Expense Summary" is replaced in its entirety with the following:

 EXPENSE SUMMARY

 This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended April 30, 1997. The Class II expenses are annualized. The Fund's actual expenses may vary.

                                                              CLASS I  CLASS II
--------------------------------------------------------------------------------

 A. SHAREHOLDER TRANSACTION EXPENSES+

    Maximum Sales Charge (as a percentage of Offering Price)  5.75%     1.99%
    Paid at time of purchase ...............................  5.75%++   1.00%+++
    Paid at redemption++++ .................................  None      0.99%

 B. ANNUAL FUND OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    Management Fees ......................................... 0.58%     0.58%
    Rule 12b-1 Fees ......................................... 0.22%*    1.00%*
    Other Expenses .......................................... 0.34%     0.34%
                                                              --------------
    Total Fund Operating Expenses ........................... 1.14%     1.92%
                                                              ==============
 C. EXAMPLE

 Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------------------------
    CLASS I ............................    $68**    $92     $117     $188
    CLASS II ...........................    $49      $79     $122     $240

 For the same Class II investment, you would pay projected expenses of $39 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

 THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++AContingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*The Rule 12b-1 fees for Class II are annualized. The actual Rule 12b-1 fees for Class II for the period ended April 30, 1997, were 0.67%. These fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
**Assumes a Contingent Deferred Sales Charge will not apply.

II. The section "How Do I Buy Shares?" is replaced in its entirety with the following:

 HOW DO I BUY SHARES?

 OPENING YOUR ACCOUNT

 To open your account, please follow the steps below. This will help avoid any delays in processing your request. Please keep in mind that the Fund does not currently allow investments by Market Timers.

 1. Read this prospectus carefully.

 2. Determine how much you would like to invest. The Fund's minimum investments are:

    o To open a regular, non-retirement account ..................... $1,000
    o To open an IRA, IRA Rollover, Roth IRA, or Education IRA ...... $  250*
    o To open a custodial account for a minor (an UGMA/UTMA account)  $  100
    o To open an account with an automatic investment plan .......... $   50**
    o To add to an account .......................................... $   50***

    *For all other retirement accounts, there is no minimum investment requirement.
    **$25 for an Education IRA.
    ***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

    We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

 3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

 4. Make your investment using the table below.

 METHOD         STEPS TO FOLLOW
---------------------------------------------------------------------------

 BY MAIL        For an initial investment:

                   Return the application to the Fund with your check made payable to the Fund.

                For additional investments:

                   Send a check made payable to the Fund. Please include your account number on the check.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 BY WIRE        1. Call Shareholder  Services or, if that number is busy, call
                   1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                2. For an  initial  investment  you must also  return  your signed shareholder application to the Fund.

                IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the Fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

----------------------------------------------------------------------------
 THROUGH YOUR DEALER Call your investment representative
----------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

 Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

 CLASS I                                    CLASS II
--------------------------------------------------------------------------------

o Higher front-end sales charges               o Lower front-end sales chages
  than Class II shares.                          than Class I shares

 There are several ways to reduce these charges,
 as described below.
 There is no front-end sales                   o Contingent Deferred Sales
 charge for purchases of $1 million or more.*    Charge on purchases
 charge for purchases of $1 million or more.*    sold within 18 months

o Contingent Deferred Sales Charge
  on purchases of $1 million or more sold      o Higher annual expenses than
  within one year                                Class I shares

o Lower annual expenses than Class II shares

 *If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, any purchase of $1 million or more is automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

 PURCHASE PRICE OF FUND SHARES

 For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                         TOTAL SALES CHARGE       AMOUNT PAID TO
                                        AS A PERCENTAGE OF          DEALER AS A
 AMOUNT OF PURCHASE                      OFFERING  NET AMOUNT      PERCENTAGE OF
 AT OFFERING PRICE                         PRICE    INVESTED      OFFERING PRICE
------------------------------------------------------------------------------
 CLASS I
 Under $50,000 .............................  5.75%    6.10%     5.00%
 $50,000 but less than $100,000 ............  4.50%    4.71%     3.75%
 $100,000 but less than $250,000 ...........  3.50%    3.63%     2.80%
 $250,000 but less than $500,000 ...........  2.50%    2.56%     2.00%
 $500,000 but less than $1,000,000 .........  2.00%    2.04%     1.60%
 $1,000,000 or more*........................  None     None      None

 CLASS II
 Under $1,000,000*..........................  1.00%    1.01%     1.00%

 *A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

 SALES CHARGE REDUCTIONS AND WAIVERS

 - IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

 CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

 LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

 BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

 o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

 o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

 o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

 o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

 Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

 If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

 GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

 A qualified group is one that:

 o Was formed at least six months ago,

 o Has a purpose other than buying Fund shares at a discount,

 o Has more than 10 members,

 o Can arrange for meetings between our representatives and group members,

 o Agrees to  include  Franklin  Templeton  Fund  sales and other  materials  in
   publications   and  mailings  to  its  members  at  reduced  or  no  cost  to
   Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

 o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

 A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

 SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

 Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

 2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

    If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

 3. Dividend or capital gain  distributions  from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

 4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

 5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

 6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

    If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

 7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

 Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

5. Registered Securities Dealers and their affiliates, for their investment accounts only

6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

9.   Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

11.  Group annuity separate accounts offered to retirement plans

12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

 RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
 (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

 For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

 HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

 Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

 Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

 Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

 OTHER PAYMENTS TO SECURITIES DEALERS

 The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

 1. Class II purchases - up to 1% of the purchase price.
 2. Class I purchases of $1 million or more - up to 1% of the amount  invested.
 3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.
 4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.
 5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

 A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

 FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

 FOR INVESTORS OUTSIDE THE U.S.

 The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

III. The first paragraph under "May I Exchange Shares for Shares of Another Fund? Will Sales Charges Apply to My Exchange?" is replaced with the following:

 You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

IV. The sections "Contingent Deferred Sales Charge - Class I" and "Contingent Deferred Sales Charge - Class II," found under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?", are replaced with the following:

 CONTINGENT DEFERRED SALES CHARGE. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

 If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

V. The following new item is added under "May I Exchange Shares for Shares of Another Fund? Exchange Restrictions":

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

VI. The following replaces the second paragraph found under "How Do I Sell Shares? - Contingent Deferred Sales Charge":

 Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

VII. Under "What Distributions Might I Receive from the Fund? - Distribution Options," the references in the first two paragraphs to the ability of Class II shareholders to reinvest or direct their distributions to Class I shares of the Fund or another Franklin Templeton Fund are deleted and the following paragraph is added to the section:

 Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

VIII.  The  section  "Keeping  Your  Account  Open,"  found  under  "Transaction
Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

IX. The following definitions are revised or added, as applicable, to the "Useful Terms and Definitions" section:

 CONTINGENCY  PERIOD - For Class I shares,  the 12 month  period  during which a
 Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

 OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

 SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code

                 Please keep this supplement for future reference.